Exhibit 4.1

MEDTRONIC, INC.

as Issuer,

MEDTRONIC PUBLIC LIMITED COMPANY

and MEDTRONIC GLOBAL HOLDINGS S.C.A.

as Guarantors,

COMPUTERSHARE TRUST COMPANY, N.A. as successor to

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee,

and

ELAVON FINANCIAL SERVICES DAC, UK BRANCH,

as Paying Agent

FIFTH SUPPLEMENTAL INDENTURE

Dated as of June 3, 2024

TO THE INDENTURE

Dated as of December 10, 2014

Relating to

€850,000,000 3.650% Senior Notes due 2029

€850,000,000 3.875% Senior Notes due 2036

€600,000,000 4.150% Senior Notes due 2043

€700,000,000 4.150% Senior Notes due 2053

FIFTH SUPPLEMENTAL INDENTURE, dated as of June 3, 2024 (the “Fifth Supplemental Indenture”), to the Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (“Parent”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), among the Company, Parent, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

RECITALS:

WHEREAS, the Company and the Guarantors, as applicable, executed and delivered to the Trustee the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 9.01 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.01 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.01 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.01 and 3.01 of the Base Indenture, the Company desires to provide for the establishment of four new series of its Securities to be known as its 3.650% Senior Notes due 2029 (the “2029 Notes”), 3.875% Senior Notes due 2036 (the “2036 Notes”), 4.150% Senior Notes due 2043 (the “2043 Notes”) and 4.150% Senior Notes due 2053 (the “2053 Notes” and, together with the 2029 Notes, the 2036 Notes and the 2043 Notes, the “Notes”), to be fully and unconditionally guaranteed by the Guarantors (the “Guarantees”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and this Fifth Supplemental Indenture;

WHEREAS, the Company has requested that the Trustee and the Paying Agent execute and deliver this Fifth Supplemental Indenture, and all requirements necessary to make this Fifth Supplemental Indenture a valid instrument in accordance with its terms, to make the Notes, when executed by the Company and authenticated by and delivered to the Trustee, the valid and legally binding obligations of the Company, to make the Guarantees, when executed by the Guarantors, the valid and legally binding obligations of the Guarantors, and all acts and things necessary have been done and performed to make this Fifth Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Fifth Supplemental Indenture have been duly authorized in all respects.

NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Relation to Base Indenture. This Fifth Supplemental Indenture constitutes a part of the Base Indenture in respect of the Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02 Definitions. For all purposes of this Fifth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture.

(a) For all purposes of this Fifth Supplemental Indenture:

(i) Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Fifth Supplemental Indenture;

(ii) The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Fifth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and

(iii) The terms defined in this Section 1.02(a)(iii) have the meanings assigned to them in this Section and include the plural as well as the singular:

“2029 Notes” has the meaning provided in the recitals.

“2036 Notes” has the meaning provided in the recitals.

“2043 Notes” has the meaning provided in the recitals.

“2053 Notes” has the meaning provided in the recitals.

“Additional Amounts” has the meaning set forth in Section 3.03.

“Base Indenture” has the meaning provided in the preamble.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer system, or any successor or replacement thereto, is open.

“CBOI” has the meaning set forth in Section 4.12.

“Clearstream” means Clearstream Banking, société anonyme.

“Code” has the meaning set forth in Section 3.03(a)(iv).

“Common Depositary” has the meaning set forth in Section 2.01(b)(iii).

“Company” has the meaning provided in the preamble.

“Euro” and “€” means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty establishing the European Community, as amended.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear System.

“FCA” has the meaning set forth in Section 4.12.

“Fifth Supplemental Indenture” has the meaning provided in the preamble.

“Fourth Supplemental Indenture” has the meaning provided in the preamble.

“Guarantor” has the meaning provided in the preamble.

“Interest Payment Date” has the meaning set forth in Section 2.01(d).

“Medtronic Luxco” has the meaning provided in the preamble.

“Notes” has the meaning provided in the recitals.

“Parent” has the meaning provided in the preamble.

“Paying Agent” has the meaning set forth in Section 2.01(b)(iv).

“PRA” has the meaning set forth in Section 4.12.

“Second Supplemental Indenture” has the meaning provided in the preamble.

“Securities” has the meaning provided in the recitals.

“Taxes” has the meaning set forth in Section 3.03.

“Taxing Jurisdiction” has the meaning set forth in Section 3.02.

“Third Supplemental Indenture” has the meaning provided in the preamble.

“Trustee” has the meaning provided in the preamble.

“U.S. Dollar” means the lawful currency of the United States of America.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01 Terms of Notes. Pursuant to Sections 2.01 and 3.01 of the Base Indenture, there is hereby established four series of Securities, the terms of which shall be as follows:

(a) Designation and Principal Amount. The 2029 Notes, the 2036 Notes, the 2043 Notes and the 2053 Notes are hereby authorized, each unlimited in aggregate principal amount. The 2029 Notes, the 2036 Notes, the 2043 Notes and the 2053 Notes issued on the date hereof pursuant to the terms of this Indenture shall be in an aggregate principal amount of €850,000,000, €850,000,000, €600,000,000 and €700,000,000, respectively, which amounts shall be set forth in the written order of the Company for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture. In addition, the Company may, from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes of any series ranking equally and ratably with the Notes of such series issued on the date hereof in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes or except for the first payment of interest following the issue date of such additional Notes), so that such additional Notes shall be consolidated and form a single series with such series of Notes issued on the date hereof and shall have the same terms as to status, redemption or otherwise as such series of Notes issued on the date hereof; provided, that if any such additional Notes are not fungible with the Notes of such series initially issued hereunder for U.S. federal income tax purposes, such additional Notes shall have a separate CUSIP/ISIN number.

(b) Form and Payment.

(i) The Notes shall be issued as global notes, only in fully registered book-entry form, without coupons, in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(ii) Payments of principal, premium, if any, and/or interest, if any, on the global notes representing the Notes shall be made to the Paying Agent which in turn shall make payment to Euroclear and Clearstream as the Depositary with respect to the Notes of such series or its nominee.

(iii) The global notes representing the Notes shall be deposited with, or on behalf of, Elavon Financial Services DAC, as the common depositary for Euroclear and Clearstream (the “Common Depositary”), and shall be registered, at the request of the Common Depositary, in the name of the nominee of the Common Depositary, for Euroclear and Clearstream.

(iv) The Company initially appoints U.S. Bank Trust Company National Association as Security Registrar with respect to the Notes pursuant to Section 3.05 of the Base Indenture until such time as the Security Registrar has resigned or a successor has been appointed. Elavon Financial Services DAC, UK Branch shall initially act as paying agent (the “Paying Agent”) for the Notes. The Company may appoint and change the Paying Agent without prior notice to the Holders.

(c) Maturity Date. The principal amount of the 2029 Notes shall be payable on October 15, 2029, the principal amount of the 2036 Notes shall be payable on October 15, 2036, the principal amount of the 2043 Notes shall be payable on October 15, 2043 and the principal amount of the 2053 Notes shall be payable on October 15, 2053.

(d) Interest. Interest on the Notes shall accrue at the rate of 3.650% per annum for the 2029 Notes, 3.875% per annum for the 2036 Notes, 4.150% per annum for the 2043 Notes and 4.150% per annum for the 2053 Notes. Interest on the Notes shall be payable annually in arrears on October 15, commencing on October 15, 2024 (each such date, an “Interest Payment Date”), to the Holders in whose names the respective Notes are registered at the close of business on the Business Day (which shall for purposes of this Section 2.01(d) include only days on which Clearstream and Euroclear are open for business) immediately preceding the applicable Interest Payment Date. Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes (or June 3, 2024, if no interest has been paid on the applicable series of Notes), to, but excluding, the next scheduled Interest Payment Date (ACTUAL/ACTUAL (ICMA). If any Interest Payment Date (other than a maturity date or redemption date) would otherwise be a day that is not a Business Day, such Interest Payment Date will be postponed to the next date that is a Business Day and no interest will accrue on the amounts payable from and after such Interest Payment Date to the next Business Day. If the maturity date or redemption date of any series of Notes would fall on a day that is not a Business Day, then the related payment of principal, premium, if any, and interest, if any, shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amounts so payable for the period from and after such date to the next Business Day.

(e) Issuance in Euro.

(i) Principal, including any payments made upon any redemption or repurchase of the Notes, premium, if any, and interest payments, if any, in respect of the Notes will be payable in Euros.

(ii) Distributions of principal, premium, if any, and interest, if any, with respect to any Global Security will be credited in euros to the extent received by Euroclear or Clearstream from the Paying Agent to the cash accounts of Euroclear or Clearstream customers in accordance with the relevant system’s rules and procedures.

(iii) If on or after the date hereof, the Euro is unavailable to the Company or, in the case of the Guarantees, Parent or Medtronic Luxco, due to the imposition of exchange controls or other circumstances beyond the Company’s, Parent’s or Medtronic Luxco’s control or if the Euro is no longer being used by the then member states of the European Economic and Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. Dollars until the Euro is again available to the Company or, in the case of the Guarantees, Parent or Medtronic Luxco, or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant Interest Payment Date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with this Section 2.01(e).

(f) Other Terms. The Notes shall be unsecured senior indebtedness of the Company and shall rank equally and ratably in right of payment with all of the Company’s other unsecured and unsubordinated indebtedness outstanding from time to time. The Notes shall not be convertible into, or exchangeable for, any other securities of the Company, except that the Notes shall be exchangeable for other Notes to the extent provided for in the Base Indenture.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01 Optional Redemption. (a) The Company may redeem any series of the 2029 Notes, the 2036 Notes, the 2043 Notes and the 2053 Notes, at any time prior to the applicable Par Call Date, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed, and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Notes of such series to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Notes matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 15 basis points, in the case of the 2029 Notes, 20 basis points, in the case of the 2036 Notes, 20 basis points, in the case of the 2043 Notes and 25 basis points, in the case of the 2053 Notes;

plus, in each case, accrued and unpaid interest, if any, to, but not including, the Redemption Date.

(b) At any time on and after the applicable Par Call Date, the Company may redeem each series of the 2029 Notes, the 2036 Notes, the 2043 Notes and the 2053 Notes at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable Redemption Date.

(c) Notwithstanding anything to the contrary in the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture or the Fourth Supplemental Indenture, in the case of any redemption at the election of the Company, the Company shall, at least 10 days prior to the date on which the Company mails the notice of redemption to each holder (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Paying Agent of the applicable Redemption Date, of the principal amount of Notes of such series to be redeemed and, if applicable, of the tenor of the Notes to be redeemed.

(d) Notwithstanding anything to the contrary in the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, (i) notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the applicable Redemption Date, to each Holder of Notes to be redeemed, at such Holder’s address appearing in the Security Register and (ii) an Officers’ Certificate specifying the actual redemption price shall be sent to the Trustee no later than two Business Days prior to the Redemption Date. A notice of redemption may, at the discretion of the Company, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, a financing, or other corporate transaction, provided that if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be postponed until up to 60 days following the notice of redemption, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the redemption date (including as it may be postponed).

(e) Notes may be redeemed in part in the minimum authorized denomination or in any integral multiple of such amount.

(f) For purposes of this Section 3.01, the following definitions are applicable:

“Comparable Bond Rate” means, for any Redemption Date, the rate per annum equal to the annual equivalent yield to maturity or interpolated yield to maturity (on a day count basis), computed as of the third Business Day immediately preceding that Redemption Date, of the Comparable Government Issue, assuming a price for the Comparable Government Issue (expressed as a percentage of its principal amount) equal to the Comparable Price for such Redemption Date.

“Comparable Government Issue” means the euro-denominated security issued by the German federal government selected by a Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming that such Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Price” means, with respect to any Redemption Date, (i) the average of the Reference Dealer Quotations for such Redemption Date, after excluding the highest and lowest of the Reference Dealer Quotations, (ii) if the Company obtains fewer than four Reference Dealer Quotations, the arithmetic average of all those Reference Dealer Quotations or (iii) if the Company obtains only one Reference Dealer Quotation, such Reference Dealer Quotation.

“Par Call Date” means in the case of the 2029 Notes, September 15, 2029; in the case of the 2036 Notes, July 15, 2036; in the case of the 2043 Notes, April 15, 2043; and in the case of the 2053 Notes, April 15, 2053.

“Quotation Agent” means the Reference Dealer appointed by the Company.

“Reference Dealer” means (i) each of Citigroup Global Markets Limited, J.P. Morgan Securities plc, Merrill Lynch International and Mizuho International plc and their respective successors; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or a market maker in, German government bonds (a “Primary Bond Dealer”), the Company shall substitute another Primary Bond Dealer and (ii) any other Primary Bond Dealers selected by the Company.

“Reference Dealer Quotations” means, with respect to each Reference Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Government Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Dealer at 11:00 a.m., London time, on the third Business Day preceding such Redemption Date.

“Remaining Scheduled Payments” means, with respect to each of the Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption (assuming that the Notes to be redeemed matured on the applicable Par Call Date); provided, however, that if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

Section 3.02 Redemption upon Changes in Withholding Taxes. Unless otherwise provided pursuant to Section 3.01 of the Base Indenture, the Notes may be redeemed, as a whole but not in part, at the option of the Company, upon not less than 30 nor more than 60 days’ notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date and Additional Amounts, if any, if as a result of any amendment to, or change in, the laws, regulations, rulings or treaties of the United States, Ireland, Luxembourg or other jurisdiction in which the Company or any Guarantor or, in each case, any successor thereof (including a continuing Person formed by a consolidation with the Company or any Guarantor, into which the Company or such Guarantor is merged, or that acquires or leases all or substantially all of the property and assets of the Company or such Guarantor) may be organized, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), or any change in the application or official interpretation of such laws, regulations, rulings or treaties, including any action taken by, or change in the published administrative practice of, a taxing authority or a holding by a court of competent jurisdiction (regardless of whether such action, change or holding is with respect to the Company or a Guarantor), which amendment or change is announced or becomes effective on or after the date the Notes are issued, the Company or such Guarantor has become, or there is a material probability that it will become, obligated to pay Additional Amounts on the next date on which any amount would be payable with respect to such Notes, and such obligation cannot be avoided by the use of commercially reasonable measures available to the Company or such Guarantor, as the case may be, not including substitution of the obligor on the Notes; provided, however, that no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or any Guarantor, as the case may be, would be obligated, or there is a material probability the Company or Guarantor would otherwise be obligated, to pay such Additional Amount. Prior to the publication or, where relevant, mailing (and/or to the extent permitted by applicable procedures or regulations, electronic delivery) of any notice of redemption described in this Section 3.02, the Company shall deliver to the Trustee (i)(A) an Officer’s Certificate of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking commercially reasonable measures available to it or (B) an Officer’s Certificate of the applicable Guarantor stating that the obligation to pay Additional Amounts cannot be avoided by such Guarantor taking commercially reasonable measures available to it, as the case may be, as described above, and (ii) a written opinion of independent tax counsel to the Company or the applicable Guarantor, as the case may be, of recognized standing to the effect that the Company or the applicable Guarantor, as the case may be, has or there is a material probability that it will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that the Company or the applicable Guarantor, as the case may be, cannot avoid the payment of such Additional Amounts by taking commercially reasonable measures available to it as described above.

Section 3.03 Payment of Additional Amounts. All payments made by the Company or any Guarantor under or with respect to the Notes and the Guarantees will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Jurisdiction (“Taxes”), unless the Company or any Guarantor, as the case may be, is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. In the event that the Company or any Guarantor is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to the Notes or the Guarantees, as the case may be, the Company or the applicable Guarantor, as the case may be, will pay such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by each holder of the Notes (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder would have received if such Taxes had not been required to be withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment to a holder of Securities or a holder of beneficial interests in Global Securities where such holder is subject to taxation on such payment by a relevant Taxing Jurisdiction for any reason other than such holder’s mere ownership of the Securities or for or on account of:

(a) any Taxes that are imposed or withheld solely because such holder (or the beneficial owner for whose benefit such holder holds such Securities) or a fiduciary, settlor, beneficiary, member, shareholder or other equity owner of, or possessor of a power over, such holder (or beneficial owner) if such holder (or beneficial owner) is an estate, trust, partnership, limited liability company, corporation or other entity that:

(i) is or was present or engaged in, or is or was treated as present or engaged in, a trade or business in the Taxing Jurisdiction or has or had a permanent establishment in the Taxing Jurisdiction (in each case, other than the mere fact of ownership of such Securities, without another presence or business in such Taxing Jurisdiction);

(ii) has or had any present or former connection (other than the mere fact of ownership of such Securities) with the Taxing Jurisdiction imposing such Taxes, including being or having been a national citizen or resident thereof, being treated as being or having been a resident thereof or being or having been physically present therein;

(iii) with respect to any withholding Taxes imposed by the United States, is or was with respect to the United States a personal holding company, a passive foreign investment company, a controlled foreign corporation, a foreign private foundation or other foreign tax exempt organization or corporation that has accumulated earnings to avoid United States federal income tax;

(iv) actually or constructively owns or owned 10% or more of the total combined voting power of all classes of stock of the Company or the applicable Guarantor within the meaning of Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”); or

(v) is or was a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3) of the Code.

(b) any estate, inheritance, gift, sales, transfer, excise, personal property or similar Taxes imposed with respect to the Notes, except as otherwise provided herein;

(c) any Taxes imposed solely as a result of the presentation of the Notes (where presentation is required) for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or holder thereof would have been entitled to the payment of Additional Amounts had the Securities been presented for payment on any date during such 15-day period;

(d) any Taxes imposed or withheld solely as a result of the failure of such holder or any other person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of such holder, if such compliance is required by statute, regulation, ruling or administrative practice of the relevant Taxing Jurisdiction or by any applicable tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Taxes;

(e) with respect to withholding Taxes imposed by the United States, any such Taxes imposed by reason of the failure of such holder to fulfill the statement requirements of sections 871(h) or 881(c) of the Code;

(f) any Taxes that are payable by any method other than withholding or deduction by the Company or a Guarantor or any paying agent from payments in respect of such Notes;

(g) any Taxes required to be withheld by any paying agent from any payment in respect of any Notes if such payment can be made without such withholding by at least one other paying agent;

(h) any withholding or deduction for Taxes which would not have been imposed if the relevant Notes had been presented to another paying agent in a country that is a member of the European Union as of the date of this Fifth Supplemental Indenture;

(i) any withholding or deduction required pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, official interpretations thereof, any intergovernmental agreement, or any law, rule, guidance or administrative practice implementing an intergovernmental agreement entered into in connection with such sections of the Code; or

(j) any combination of Section 3.03(a), (b), (c), (d), (e), (f), (g), (h) or (i).

Additional Amounts also will not be payable to any Holder or the holder of a beneficial interest in a Global Security that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, or to such holder that is not the sole Holder or holder of such beneficial interests of such Security, as the case may be. This exception, however, will apply only to the extent that a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity, would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment.

The Company or the applicable Guarantor, as the case may be, will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Jurisdiction in accordance with all applicable laws. The Company or the applicable Guarantor, as the case may be, will use its commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Company or the applicable Guarantor, as the case may be, will, upon request, make available to the holders of the Notes, within 90 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company or the applicable Guarantor or if, notwithstanding the Company’s or the applicable Guarantor’s efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Company or the applicable Guarantor.

At least 30 days prior to each date on which any payment under or with respect to the Notes or the Guarantees is due and payable, if the Company or a Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Company or the applicable Guarantor will deliver to the Trustee an Officers’ Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information as is necessary to enable such Trustee to pay such Additional Amounts to holders of Securities on the payment date. The Trustee shall not at any time be under any duty or responsibility to any Holder to determine the Additional Amounts, or with respect to the nature, extent, or calculation of the amount of Additional Amounts owed, or with respect to the method employed in such calculation of the Additional Amounts.

In addition, the Company will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in Luxembourg or the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Notes.

The provisions of Sections 3.02 and 3.03 shall survive any termination of the discharge of this Fifth Supplemental Indenture and shall apply mutatis mutandis to any jurisdiction in which the Company or a Guarantor or any successor Person to the Company or a Guarantor, as the case may be, is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein; provided, however, the date on which the Company or the applicable Guarantor changes its jurisdiction in which it is organized or such Person becomes a successor to the Company or the applicable Guarantor, as the case may be, shall be substituted for the date on which the series of Notes was issued.

Whenever in this Fifth Supplemental Indenture, the Notes or the Guarantees there is mentioned, in any context, the payment of principal and premium, if any, redemption price, interest or any other amount payable under or with respect to any Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

ARTICLE 4

MISCELLANEOUS

Section 4.01 Covenant Defeasance. Article 13 of the Base Indenture shall be applicable to the Notes.

Section 4.02 Form of Notes. (a) The Notes and the Trustee’s certificates of authentication to be endorsed thereon are to be substantially in the forms of Exhibits A through D attached hereto, which forms are hereby incorporated in and made a part of this Fifth Supplemental Indenture.

(b) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Fifth Supplemental Indenture, and the Company, the Trustee and the Paying Agent, by their execution and delivery of this Fifth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 4.03 Ratification of Base Indenture. The Base Indenture, as supplemented by the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and this Fifth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 4.04 Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by Section 310 through Section 317 of the Trust Indenture Act of 1939, the imposed duties shall control.

Section 4.05 Listing. Upon listing of the Notes of a series on the New York Stock Exchange, the Company will use commercially reasonable efforts to maintain such listing and satisfy the requirements for such continued listing as long as the Notes of such series are outstanding.

Section 4.06 Conflict with Indenture. To the extent not expressly amended or modified by this Fifth Supplemental Indenture, the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture shall remain in full force and effect. If any provision of this Fifth Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture or the Fourth Supplemental Indenture, the provision of this Fifth Supplemental Indenture shall control.

Section 4.07 Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT AS MAY OTHERWISE BE REQUIRED BY MANDATORY PROVISIONS OF LAW.

Section 4.08 Service of Process. The Company and each Guarantor appoints Corporation Service Company, with offices at 80 State Street, Albany, New York 12207-2543, United States, as its agent to receive service of process or other legal summons for purposes of any suit, action or proceeding based on or arising out of or relating to this Supplemental Indenture or any Notes or Guarantees.

Section 4.09 Successors. All agreements of the Company and the Guarantor in the Base Indenture, this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in the Base Indenture and this Supplemental Indenture shall bind its successors.

Section 4.10 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. This Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code/UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 4.11 Trustee Disclaimer. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein are deemed to be those of the Company and the Guarantors and not the Trustee.

Section 4.12 Contractual Recognition of Bail-In.

(a) The Paying Agent is authorized and regulated by the Central Bank of Ireland (“CBOI”). It is additionally authorized by the UK Prudential Regulation Authority (“PRA”) and its activities in the UK are subject to limited regulation by the UK Financial Conduct Authority (“FCA”) and the PRA.

(b) In connection with the worldwide effort against the funding of terrorism and money laundering activities, the Paying Agent may be required under various national laws and regulations to which they are subject to obtain, verify and record information that identifies each person who opens an account with it. For a non-individual person such as a business entity, a charity, a trust or other legal entity, the Paying Agent shall be entitled to ask for documentation to verify such entity’s formation and legal existence as well as financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

(c) The parties to this Indenture acknowledge and agree that the obligations of the Paying Agent under this Indenture are limited by and subject to compliance by them with EU and U.S. Federal anti-money laundering statutes and regulations. If the Paying Agent or any of their directors know or suspect that a payment is the proceeds of criminal conduct, such person is required to report such information pursuant to the applicable authorities and such report shall not be treated as a breach by such person of any confidentiality covenant or other restriction imposed on such person under this Indenture, by law or otherwise on the disclosure of information. The Paying Agent shall be indemnified and held harmless by the Issuer from and against all losses suffered by them that may arise as a result of the Paying Agent being prevented from fulfilling their obligations hereunder due to the extent doing so would not be consistent with applicable statutory anti-money laundering requirements.

(d) Notwithstanding anything to the contrary in this Indenture or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of the Paying Agent arising under this Indenture or any such other document, to the extent such liability is unsecured or not otherwise exempted, may be subject to the write-down and conversion powers of a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i) the application of any Write-Down and Conversion Powers by a Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto; and

(ii) the effects of any Bail-in Action on any such liability, including, if applicable:

(1) a reduction in full or in part or cancellation of any such liability;

(2) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such party, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Indenture or any other agreement; or

(3) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Resolution Authority.

(e) For the purposes of this Section 4.12 the following terms shall have the following meanings:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority to exercise any Write-down and Conversion Powers.

“Write-Down and Conversion Powers” means,

(i) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(ii) any powers under the Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and any similar or analogous powers under that Bail-In Legislation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

MEDTRONIC, INC.

By:	/s/ Karen L. Parkhill
Name: Karen L. Parkhill
Title: Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ Sheila Quintus
	Name:	Sheila Quintus
	Title:	Vice President & Treasurer

[Signature Page to Medtronic, Inc. Fifth Supplemental Indenture]

MEDTRONIC PUBLIC LIMITED COMPANY

By:	/s/ Sheila Quintus
	Name:	Sheila Quintus
	Title:	Vice President & Treasurer

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à r.l., in its capacity as General Partner itself acting by

/s/ Salvador Sens
Name:	Salvador Sens
Title:	Authorized Signatory

COMPUTERSHARE TRUST COMPANY, N.A., Trustee

By:	/s/ Corey J. Dahlstrand
Name: Corey J. Dahlstrand
Title: Vice President

ELAVON FINANCIAL SERVICES DAC, UK BRANCH, as Paying Agent

By:	/s/ Michael Leong
Name: Michael Leong
Title: Authorised Signatory

ANNEX A

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC, INC.

3.650% Senior Notes due 2029

No._____	CUSIP NO. 585055 BV7
ISIN NO. XS2834367646
COMMON CODE: 283436764
€_____

Medtronic, Inc., a corporation duly incorporated and subsisting under the laws of the State of Minnesota (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of    Euros on October 15, 2029 and to pay interest thereon from June 3, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2024, at the rate of 3.650% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2029 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2029 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: , 20	Medtronic, Inc.

By:
Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2029 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2029 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2029 Notes to which this Notation of Guarantee is endorsed, by accepting such 2029 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:    , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:    , 20

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

[Reverse of Note]

MEDTRONIC, INC.

3.650% Senior Notes Due 2029

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €850,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 15 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ANNEX B

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC, INC.

3.875% Senior Notes due 2036

No._____	CUSIP NO. 585055 BW5
ISIN NO. XS2834367729
COMMON CODE: 283436772
€_____

Medtronic, Inc., a corporation duly incorporated and subsisting under the laws of the State of Minnesota (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of    Euros on October 15, 2036 and to pay interest thereon from June 3, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2024, at the rate of 3.875% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2036 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2036 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: , 20	Medtronic, Inc.

By:
Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2036 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2036 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2036 Notes to which this Notation of Guarantee is endorsed, by accepting such 2036 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:   , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:   , 20

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

[Reverse of Note]

MEDTRONIC, INC.

3.875% Senior Notes Due 2036

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €850,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ANNEX C

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC, INC.

4.150% Senior Notes due 2043

No._____	CUSIP NO. 585055 BX3
ISIN NO. XS2834367992
COMMON CODE: 283436799
€_____

Medtronic, Inc., a corporation duly incorporated and subsisting under the laws of the State of Minnesota (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of Euros on October 15, 2043 and to pay interest thereon from June 3, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2024, at the rate of 4.150% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2043 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2043 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: , 20	Medtronic, Inc.
By:
Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2043 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2043 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2043 Notes to which this Notation of Guarantee is endorsed, by accepting such 2043 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:  , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by
By

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:  , 20

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

[Reverse of Note]

MEDTRONIC, INC.

4.150% Senior Notes Due 2043

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €600,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 20 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

ANNEX D

FORM OF NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ELAVON FINANCIAL SERVICES DAC, HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF USB NOMINEES (UK) LIMITED OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

MEDTRONIC, INC.

4.150% Senior Notes due 2053

No._____	CUSIP NO. 585055 BY1
ISIN NO. XS2834368453
COMMON CODE: 283436845
€_____

Medtronic, Inc., a corporation duly incorporated and subsisting under the laws of the State of Minnesota (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, or registered assigns, the principal sum of Euros on October 15, 2053 and to pay interest thereon from June 3, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on October 15 in each year, commencing October 15, 2024, at the rate of 4.150% per annum, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal, and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful, from time to time on demand at the rate borne by this Security.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the Business Day immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Paying Agent maintained for that purpose in London, Dublin or any financial center in a European Economic Area jurisdiction in Euro; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If the Euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the Euro is no longer used by the then member states of the European Monetary Union that have adopted the Euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2053 Notes will be made in U.S. Dollars until the Euro is again available to the Company or so used. In such circumstances, the amount payable on any date in Euro will be converted by the Company into U.S. Dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/Euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for the Euro. For the avoidance of doubt, any such payment in respect of the 2053 Notes so made in U.S. Dollars will not constitute an Event of Default. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: , 20	Medtronic, Inc.
By:
Attest:

NOTATION OF GUARANTEE

For value received, the undersigned (the “Guarantor”), to the extent set forth in and subject to the terms of the Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, hereby fully and unconditionally guarantees, on a joint and several basis, to each Holder and to the Trustee and its successors and assigns, that the principal of and premium, if any, and interest on the 2053 Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the 2053 Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder shall be promptly paid in full or performed.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Notation of Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Notation of Guarantee. Each Holder of the 2053 Notes to which this Notation of Guarantee is endorsed, by accepting such 2053 Notes, agrees to and shall be bound by such provisions.

All terms used in this Notation of Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, each Guarantor has caused this Notation of Guarantee to be signed by a duly authorized officer.

Dated:   , 20

MEDTRONIC PUBLIC LIMITED COMPANY

By

MEDTRONIC GLOBAL HOLDINGS S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) represented by Medtronic Global Holdings GP S.à.r.l. its General Partner, in turn acting by

By

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:   , 20

COMPUTERSHARE TRUST COMPANY, N.A., as Trustee

By:
Authorized Signature

[Reverse of Note]

MEDTRONIC, INC.

4.150% Senior Notes Due 2053

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of December 10, 2014 (the “Base Indenture”), between Medtronic, Inc., a Minnesota corporation (the “Company”), and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor trustee under the Indenture (as defined below)), as supplemented by the Second Supplemental Indenture, dated as of January 26, 2015, between Medtronic plc, a public limited company incorporated under the laws of Ireland (the “Medtronic plc”), and the Trustee (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of January 26, 2015, between Medtronic Global Holdings S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions) (“Medtronic Luxco” and together with Parent, the “Guarantors”), and the Trustee (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of February 22, 2023, between the Company and the Trustee (the “Fourth Supplemental Indenture”), and as supplemented by the Fifth Supplemental Indenture, dated as of June 3, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), among the Company, Medtronic plc, Medtronic Luxco, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to €700,000,000. The Company may at any time issue additional Securities under the Indenture in unlimited amounts having the same terms as the Securities; provided that no additional Securities may be issued if an Event of Default has occurred and is continuing with respect to the Securities.

The Securities of this series may be redeemed at any time prior to the applicable Par Call Date, as a whole or in part, at the option of the Company, upon mailing notice of such redemption not less than 10 and not more than 60 days prior to the applicable Redemption Date to the Holders of such Securities, at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Securities being redeemed; and

(ii) the sum, as determined by a Quotation Agent, of the present values of the Remaining Scheduled Payments of principal and interest on the Securities to be redeemed (excluding any portion of such payments of interest accrued as of the Redemption Date and assuming that such Securities matured on the applicable Par Call Date), discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL(ICMA)) at the Comparable Bond Rate, plus 25 basis points;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

In addition, at any time on and after the applicable Par Call Date, the Securities are redeemable at the Company’s option, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Reference is made to the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth herein.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)
(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

D-11